UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2011

DayStar Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34052	84-1390053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 South Milpitas Blvd.

Milpitas, California 95035

(Address of Principal Executive Offices) (Zip Code)

(408) 582-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement, Secured Promissory Note and Warrant

DayStar Technologies, Inc. (the “Company”) and two investors entered into Purchase Agreements (the “Purchase Agreements”) dated April 27, 2011. Pursuant to the Purchase Agreements, the investors each agreed to loan the Company money (the “Loan”) for working capital purposes. In connection with the Loans, the Company issued each investor a secured promissory note (each, a “Note”)and a warrant (each, a “Warrant”) to purchase shares of the Company’s common stock. The exercise price on the Warrants is $1.00 per share. The Notes are not convertible into common stock.

The original principal amount of the Notes and the number of shares subject to the Warrants are as follows:

Investor	Original Principal Amount	Shares Subject to Warrants

Investor Company in trust for Peter Lacey	$125,000	250,000

Michael Moretti	$125,000	250,000

Mr. Lacey is the chairman of the Board of Directors and also our Interim President and Chief Executive Officer.

The foregoing descriptions of the Purchase Agreements, Notes and Warrants do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreements, Notes and Warrants which are included as exhibits to this report and which are incorporated herein by reference.

Security Agreement

As security for outstanding loans, including the Loan, the Company previously granted each of the investors a security interest in the Company’s contracts, intellectual property and all of the Company’s other assets.

Registration Rights Agreement

In connection with the transactions discussed above, the Company and the investors also entered into Registration Rights Agreements (the “Registration Rights Agreements”) pursuant to which the Company granted the investors registration rights with respect to the shares of the Company’s common stock that may be issued upon exercise of the Warrant.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement which is included as an exhibit to this report and which is incorporated herein by reference.

Amendment of Existing Notes and Warrants

On April 26, 2011, the Company and Investor Company in Trust for Peter Lacey, William Steckel, Michael Moretti, John Gorman and Richard Schottenfeld entered into an amendment (the “Amendment”) confirming the terms of an oral amendment of the notes providing that the maturity date of all existing notes held by such parties would be extended to July 22, 2011.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated by reference. These securities were sold pursuant to Regulation D and the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

Item 9.01

Exhibit No.	Description

EX-10.1	Schedule of Material Details

EX-10.2	Form of Purchase Agreement

EX-10.3	Form of Secured Promissory Note

EX-10.4	Form of Registration Rights Agreement

EX-10.5	Form of Warrant

EX-10.6	Amendment of Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

Date: April 29, 2011	By:	/s/ Christopher T. Lail
Christopher T. Lail
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

EX-10.1	Schedule of Material Details

EX-10.2	Form of Purchase Agreement

EX-10.3	Form of Secured Promissory Note

EX-10.4	Form of Registration Rights Agreement

EX-10.5	Form of Warrant

EX-10.6	Amendment of Notes

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